J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan BetaBuilders Developed Asia ex-Japan ETF

JPMorgan BetaBuilders International Equity ETF

JPMorgan Diversified Return Emerging Markets Equity ETF

JPMorgan Diversified Return International Equity ETF

(each, a “Fund” and collectively, the “Funds”)

(each, a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated February 2, 2022

to the Current Prospectus

As previously supplemented on December 10, 2021, each of the following changes is effective immediately:

The “More About the Funds – Additional Information About the Funds’ Investment Strategies” section of the Prospectus of each of the following Funds is amended to add the following:

JPMorgan BetaBuilders Developed Asia ex-Japan ETF, JPMorgan BetaBuilders International Equity ETF, JPMorgan Diversified Return Emerging Markets Equity ETF and JPMorgan Diversified Return International Equity ETF

Certain of the equity securities in which the Fund invests are expected to be issued by companies that rely on variable interest entity (“VIE”) structures.

In addition, the “More About the Funds – Investment Risks – China Region Risk” section of the Prospectus of each of the following Funds is amended to add the following:

JPMorgan BetaBuilders Developed Asia ex-Japan ETF, JPMorgan BetaBuilders International Equity ETF, JPMorgan Diversified Return Emerging Markets Equity ETF and JPMorgan Diversified Return International Equity ETF

Chinese operating companies sometimes rely on variable interest entity (“VIE”) structures to raise capital from non-Chinese investors. In a VIE structure, a China-based operating company establishes an entity (typically offshore) that enters into service and other contracts with the Chinese company designed to provide economic exposure to the company. The offshore entity then issues exchange-traded shares that are sold to the public, including non-Chinese investors (such as the Fund). Shares of the offshore entity are not equity ownership interests in the Chinese operating company and therefore the ability of the offshore entity to control the activities at the Chinese company are limited and the Chinese company may engage in activities that negatively impact investment value. The VIE structure is designed to provide the offshore entity (and in turn, investors in the entity) with economic exposure to the Chinese company that replicates equity ownership, without actual equity ownership. VIE structures are used due to Chinese government prohibitions on foreign ownership of companies in certain industries and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended.

Intervention by the Chinese government with respect to VIE structures could adversely affect the Chinese operating company’s performance, the enforceability of the offshore entity’s contractual arrangements with the Chinese company and the value of the offshore entity’s shares. Further, if the Chinese government determines that the agreements establishing the VIE structure do not comply with Chinese law and regulations, including those related to prohibitions on foreign ownership, the Chinese government could subject the Chinese company to penalties, revocation of business and operating licenses or forfeiture of ownership interests. The offshore entity’s control over the Chinese company may also be jeopardized if certain legal formalities are not observed in connection with the agreements, if the agreements are breached or if the agreements are otherwise determined not to be enforceable. If any of the foregoing were to occur, the market value of the Fund’s associated portfolio holdings would likely fall, causing substantial investment losses for the Fund.

SUP-ETF-1221-2

In addition, Chinese companies listed on U.S. exchanges, including ADRs and companies that rely on VIE structures, may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting could significantly decrease the liquidity and value of the securities of these companies, decrease the ability of the Fund to invest in such securities and increase the cost of the Fund if it is required to seek alternative markets in which to invest in such securities.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE